SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 2003

                        Commission File Number: 000-50920

                               Cove Apparel, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               95-4891903
------                                                               -----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

1003 Dormador, Suite 21, San Clemente, California                        92672
-------------------------------------------------                        -----
(Address of principal executive offices)                             (Zip Code)




                                  949.224.3040
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
-----------------------------------------

On August 11, 2003, Jodi Hunter purchased 900,000 shares of common stock from Cove Apparel, Inc., a Nevada corporation (the "Registrant") for $90,000. The 900,000 shares of the Registrant's common stock that were purchased by Ms. Hunter were being offered by the Registrant pursuant to its Registration Statement on Form SB-2, which was declared effective by the Securities and Exchange Commission on or about May 14, 2003. The source of that $90,000 was the personal funds of Ms. Hunter. As a result of this transaction, Ms. Hunter directly and personally owns 900,000 shares of the Issuer's common stock which comprises 25.7% of the Issuer's total issued and outstanding shares. Ms. Hunter has sole voting and dispositive power as to the 900,000 shares she owns directly. On August 11, 2003, Ms. Hunter was appointed to the Registrant's Board of Directors.


            SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT


The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 11, 2003 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.


TITLE OF CLASS              NAME AND ADDRESS OF BENEFICIAL        AMOUNT AND NATURE OF BENEFICIAL          PERCENT OF CLASS
                            OWNER                                 OWNER
------------------------    ----------------------------------    ------------------------------------     -----------------
                            Daniel Trotter                                 1,000,000 shares                      28.6%
Common Stock                1003 Dormador, Suite 21                       President, Director
                            San Clemente, CA  92672
------------------------    ----------------------------------    ------------------------------------     -----------------
                            Shawn Peterson                                 1,500,000 shares                      42.9%
Common Stock                1003 Dormador, Suite 21               Secretary, Treasurer, and Director
                            San Clemente, CA  92672
------------------------    ----------------------------------    ------------------------------------     -----------------
                            Jodi Hunter                                     900,000 shares                       25.7%
Common Stock                1003 Dormador, Suite 21                            Director
                            San Clemente, CA  92672
------------------------    ----------------------------------    ------------------------------------     -----------------
                            All directors and named                        3,400,000 shares                      97.2%
Common Stock                executive officers as a group
------------------------    ----------------------------------    ------------------------------------     -----------------


Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.


ITEM 5. OTHER EVENTS.

The 900,000 shares of the Registrant's common stock that were purchased by Ms. Hunter on August 11, 2003 as described herein were being offered by the Registrant pursuant to its Registration Statement on Form SB-2, which was declared effective by the Securities and Exchange Commission on or about May 14, 2003. Because the Registrant offered its common stock in the State of Nevada, the offering was subject to the terms of an impound account required by the Nevada Securities Administrator. The Nevada Securities Administrator set a minimum offering amount of $81,000 before the Registrant would have access to the funds raised. As a result of Ms. Hunter's purchase in the amount of $90,000, the Registrant believes that the minimum has been reached. The Registrant anticipates that the Nevada Securities Administrator will approve the release of these funds to the Registrant upon notification by the impound agent.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Cove Apparel, Inc.


August 11, 2003                       By:       /s/ Daniel Trotter
                                                --------------------------------
                                                Daniel Trotter, President and
                                                Chief Executive Officer